THE NEEDHAM FUNDS, INC.

                          NEEDHAM SMALL CAP GROWTH FUND

                    Supplement dated February 1, 2006 to the
                         Prospectus dated April 28, 2005


THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING A CHANGE IN THE SMALL CAP GROWTH FUND'S PRINCIPAL INVESTMENT STRATEGY AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


Effective April 28, 2006, the Small Cap Growth Fund will change its principal investment strategy to invest, under normal conditions, at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding (i) $2 billion, or (ii) the highest market capitalization in the Russell 2000(R) Index, if greater. As of December 31, 2005, the highest market capitalization in the Russell 2000(R) Index was $4.38 billion.

Currently, the Small Cap Growth Fund invests, under normal conditions, at least 80% of its total assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations of $2 billion or less.